SUPPLEMENT DATED JUNE 28, 2019 TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF

Alternative Investment Partners Absolute Return Fund, dated May 13, 2019

Alternative Investment Partners Absolute Return Fund STS, dated May 13, 2019

AIP Multi-Strategy Fund A, dated May 13, 2019

AIP Multi-Strategy Fund P, dated May 13, 2019

(collectively, the “Funds”)

Effective June 30, 2019, the sub-advisory agreement between Morgan Stanley AIP GP LP and Morgan Stanley Investment Management Limited (“MSIM Limited”) is hereby terminated with respect to Alternative Investment Partners Absolute Return Fund and AIP Multi-Strategy Fund A. Accordingly, effective June 30, 2019, all references to MSIM Limited and a Fund’s “Sub-Adviser” are hereby removed from the Funds’ respective prospectuses and statements of additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.